Exhibit 1

JOINT FILING AGREEMENT

THOR INDUSTRIES, INC.

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby confirm the agreement by and among them to the joint filing on behalf of them of the Statement on Schedule 13G and any and all further amendments thereto, with respect to the securities of the above referenced issuer, and that this Agreement be included as an Exhibit to such filing. This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of March 12, 2025.

ACR OPPORTUNITY, L.P.

By:  Alpine Partners Management, LLC
        its general partner

  By:         /s/ Nicholas V. Tompras
  Name:    Nicholas V. Tompras
  Title:      Chief Executive Officer

ALPINE PARTNERS MANAGEMENT, LLC

By:        /s/ Nicholas V. Tompras
Name:   Nicholas V. Tompras
Title:     Chief Executive Officer

ACR OPPORTUNITY FUND

By:  ACR Alpine Capital Research, LLC
        its investment manager

  By:       /s/ Nicholas V. Tompras
  Name:  Nicholas V. Tompras
  Title:    Chief Executive Officer

ALPINE PRIVATE CAPITAL, LLC

By:  Alpine Investment Management, LLC
        its majority owner

  By:       /s/ Nicholas V. Tompras
  Name:  Nicholas V. Tompras
  Title:    President

ACR ALPINE CAPITAL RESEARCH, LLC

By:        /s/ Nicholas V. Tompras
Name:   Nicholas V. Tompras
Title:     Chief Executive Officer

ACR ALPINE CAPITAL RESEARCH, LP

By:        /s/ Nicholas V. Tompras
Name:   Nicholas V. Tompras
Title:     Chief Executive Officer

ACR ALPINE CAPITAL GP, LLC

By:        /s/ Nicholas V. Tompras
Name:   Nicholas V. Tompras
Title:     President

ALPINE INVESTMENT MANAGEMENT, LLC

By:      /s/ Nicholas V. Tompras
Name: Nicholas V. Tompras
Title:   President

ALPINE HOLDINGS CORPORATION

By:         /s/ Nicholas V. Tompras
Name:   Nicholas V. Tompras
Title:     President

NICHOLAS V. TOMPRAS LIVING TRUST 9/23/03 AS AMENDED

By:        /s/ Nicholas V. Tompras
Name:   Nicholas V. Tompras
Title:     Trustee

NICHOLAS V. TOMPRAS

/s/ Nicholas V. Tompras

JENNIFER O. TOMPRAS

/s/ Jennifer O. Tompras